General information	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Disclosure of general information about financial statements [Abstract]
General information [text block]	GENERAL INFORMATION
Principal activities
The Group is principally engaged in the operation of casino games of chance or games of other forms and the development and operation of integrated resorts and other ancillary services in Macao. The Group’s immediate holding company is VVDI (II). Las Vegas Sands Corp., a company incorporated in Nevada, U.S.A. which indirectly holds 69.91% ownership interest in the Group as at June 30, 2021, is the Group’s ultimate holding company.
The Company was incorporated in the Cayman Islands on July 15, 2009 as an exempted company with limited liability under the Companies Act ( as amended) of the Cayman Islands. The address of the Company’s registered office in the Cayman Islands is Intertrust Corporate Services (Cayman) Limited, One Nexus Way, Camana Bay, Grand Cayman, KY1- 9005 Cayman Islands. The Company’s principal place of business in Hong Kong is Level 54, Hopewell Centre, 183 Queen’s Road East, Hong Kong.
The Group owns and operates The Venetian Macao, The Londoner Macao, The Parisian Macao, The Plaza Macao and Sands Macao. The Group’s properties collectively feature some of the world's largest casinos, luxury suites and hotel rooms, different restaurants and food outlets, spas and theaters for live performances, as well as other integrated resort amenities.
In 2021, the Group continued to progress on key development projects for the conversion of Sands Cotai Central into The Londoner Macao. This project is being delivered in phases, which started in 2020 and will continue throughout 2021. The Londoner Macao Hotel opened in January 2021 with 594 London-themed suites, including 14 exclusive Suites by David Beckham. The construction of Londoner Court is now complete and it is expected to open in the second half of 2021. The expansion of our retail offerings, which have been rebranded as Shoppes at Londoner, is progressing.
The unaudited condensed consolidated financial statements are presented in millions of United States dollars (“US$ in millions”), unless otherwise stated. The condensed consolidated financial statements were approved for issue by the Board of Directors of the Company on August 13, 2021.
These condensed consolidated financial statements have not been audited.

COVID-19 Pandemic update
In early January 2020, an outbreak of a respiratory illness caused by a novel coronavirus ("COVID-19") was identified and spread rapidly across the world causing the World Health Organization to declare the outbreak of a pandemic on March 12, 2020 (the “COVID-19 Pandemic”). Governments around the world mandated actions to contain the spread of the virus that included stay-at-home orders, quarantines, capacity limits, closures of non-essential businesses, including entertainment activities, and significant restrictions on travel. The government actions varied based upon a number of factors, including the extent and severity of the COVID-19 Pandemic within their respective countries and jurisdictions.
Visitation to Macao has decreased substantially, as a result of various government policies limiting or discouraging travel. As of the date of this report, other than individuals from mainland China who may enter Macao without quarantine subject to them holding the appropriate travel documents, a negative COVID-19 test result and a green health-code, there remains in place a complete ban on entry or a need to undergo various quarantine requirements depending on the person’s residency and recent travel history. The Group’s operations will continue to be impacted and subject to changes in the government policies of Macao, China, Hong Kong and other jurisdictions in Asia addressing travel and public health measures associated with COVID-19.
Macao began administering the COVID-19 vaccine to front-line health workers on February 9, 2021, and to the general population on March 3, 2021.
On March 3, 2021, the negative COVID-19 test requirement to enter casinos was removed. Various other health safeguards implemented by the Macao government remain in place, including mandatory mask protection, social distancing, limitation on the number of seats per table game, slot machine spacing and temperature checks. Management is currently unable to determine when these measures will be eased or cease to be necessary or whether additional measures may be required.
In support of the Macao government’s initiatives to fight the COVID-19 Pandemic, the Group provided one tower (approximately 2,000 hotel rooms) at the Sheraton Grand Macao to the Macao government to house individuals who returned to Macao for quarantine purposes. This tower has been utilized for quarantine purposes on several occasions during 2020 and 2021.
The Group’s gaming operations remained open during the six months ended June 30, 2021, compared to the same period in 2020 when the Group’s gaming operations were suspended from February 5, 2020 to February 19, 2020 due to a government mandate, except for operations at The Londoner Macao, which resumed on February 27, 2020. Some of the Group’s hotel facilities were also closed during the casino suspension in response to the decrease in visitation and were gradually reopened from February 20, 2020, with the exception of the Conrad Macao at The Londoner Macao, which reopened on June 13, 2020.
Operating hours at restaurants across the Group’s properties are continuously being adjusted in line with fluctuations in guest visitation. The majority of retail outlets in the Group’s various shopping malls are open with reduced operating hours. The timing and manner in which these areas will return to full operation are currently unknown.
The Group’s ferry operations between Macao and Hong Kong remain suspended. The timing and manner in which the Group’s ferry operations will be able to resume are currently unknown.
The Group’s operations have been significantly impacted by the reduced visitation to Macao. The Macao government announced total visitation from mainland China to Macao decreased to 1.6 million visits during the quarter ended March 31, 2021, from 2.3 million visits during the quarter ended March 31, 2020, and increased to a total of 2.0 million visits during the quarter ended June 30, 2021, from approximately 46,000 visits during the quarter ended June 30, 2020. The Macao government also announced gross gaming revenue increased by 45.4% in the six months ended June 30, 2021, as compared to the same period in 2020.
The disruptions arising from the COVID-19 Pandemic continued to have a significant adverse impact on the Group’s financial condition and operations during the six months ended June 30, 2021. The duration and intensity of this global health emergency and related disruptions are uncertain. Given the dynamic nature of these circumstances, the impact on the Group’s consolidated results of operations, cash flows and financial condition in 2021 will be material, but cannot be reasonably estimated at this time as it is unknown when the impact of the COVID-19 Pandemic will end, when or how quickly the current travel and operational restrictions will be modified or cease to be necessary and the resulting impact on the Group’s business and the willingness of tourism patrons to spend on travel and entertainment and business patrons to spend on MICE.
While each of the Group’s properties were open and operating at reduced levels due to lower visitation and the implementation of required safety measures during the six months ended June 30, 2021, the current economic and regulatory environment on a global basis and in Macao continues to evolve. The Group cannot predict the manner in which governments will react as the global and regional impact of the COVID-19 Pandemic changes over time, which could significantly alter the Group’s current operations.
The Group has a strong balance sheet and sufficient liquidity in place, including total cash and cash equivalents balance, excluding restricted cash and cash equivalents of US$861 million and access to US$2.0 billion of available borrowing capacity from our 2018 SCL Revolving Facility. The Group believes it is able to support continuing operations, complete the major construction projects that are underway and respond to the current COVID-19 Pandemic challenges. The Group has taken various mitigating measures to manage through the current environment, including a cost and capital expenditure reduction program to minimize cash outflow for non-essential items.

Macao subconcession
Gaming in Macao is administered by the government through concessions awarded to three different Concessionaires and three Subconcessionaires, of which VML is one. These concession agreements expire on June 26, 2022. If VML’s Subconcession is not extended or renewed, VML may be prohibited from conducting gaming operations in Macao, and could result in the casino and gaming-related equipment being automatically transferred to the Macao government without any compensation to VML.
Under the Company’s Senior Notes indenture, upon the occurrence of any event resulting from any change in Gaming Law (as defined in the indenture) after which none of the Company and its subsidiaries own or manage casino or gaming areas or operate casino games of fortune and chance in Macao in substantially the same manner as they are owning or managing casino or gaming areas or operating casino games as of the issue date of the Senior Notes, for a period of 30 consecutive days or more, and such event has a material adverse effect on the financial condition, business, properties or results of operations of the Company and its subsidiaries, taken as a whole, holders of the Senior Notes can require the Company to repurchase all or any part of the Senior Notes at par, plus any accrued and unpaid interest (the “Investor Put Option”).
Additionally, under the 2018 SCL Credit Facility, the events that trigger an Investor Put Option under the Senior Notes (as described above) would be an event of default, which may result in commitments being immediately cancelled, in whole or in part, and the related outstanding balances and accrued interest, if any, becoming immediately due and payable.
The Subconcession not being extended or renewed and the potential impact if holders of the notes and the agent have the ability to, and make the election to, accelerate the repayment of the Company’s debt would have a material adverse effect on the Group’s business, financial condition, results of operations and cash flows. The Company is actively monitoring the renewal process and continues to believe its Subconcession will be extended or renewed; however, it is possible the Macao government could change or interpret the associated gaming laws in a manner that could negatively impact the Group.
GENERAL INFORMATION
Principal activities
The Group is principally engaged in the operation of casino games of chance or games of other forms and the development and operation of destination properties and other ancillary services in Macao. The Group’s immediate holding company is Venetian Venture Development Intermediate II. Las Vegas Sands Corp. (“LVS”), a company incorporated in Nevada, U.S.A., indirectly holds 69.93% ownership interest in the Group as at December 31, 2020 and is the Group’s ultimate holding company.
The Company was incorporated in the Cayman Islands on July 15, 2009 as an exempted company with limited liability under the Companies Act (as amended) of the Cayman Islands. The address of the Company’s registered office in the Cayman Islands is Intertrust Corporate Services (Cayman) Limited, One Nexus Way, Camana Bay, Grand Cayman, KY1-9005, Cayman Islands. The Company’s principal place of business in Hong Kong is Level 54, Hopewell Centre, 183 Queen’s Road East, Hong Kong.
The Group owns and operates The Venetian Macao Resort Hotel ("The Venetian Macao"), The Londoner Macao (formerly Sands Cotai Central), The Parisian Macao, The Plaza Macao, and Sands Macao. The Group’s properties collectively feature some of the world’s largest casinos, luxury suites and hotel rooms, different restaurants and food outlets, spas and theaters for live performances, as well as other integrated resort amenities.
During 2020, the Group had accomplishments in furthering several strategic objectives. The Group continued progress on the key development projects in Macao for the conversion of Sands Cotai Central into The Londoner Macao and opened The Grand Suites at Four Seasons in October 2020, featuring gaming spaces and 289 luxury suites. Construction of Londoner Court is now complete and the Group expects it to open in 2021. The Londoner Macao project is being delivered in phases, which started in 2020 and will continue throughout 2021.
The Company’s shares were listed on the Main Board of the Stock Exchange on November 30, 2009.
The consolidated financial statements are presented in millions of United States dollars (“US$ in millions”), unless otherwise stated.
The consolidated financial statements were approved for issue by the Board of Directors on March 12, 2021.
COVID-19 Pandemic
In early January 2020, an outbreak of a respiratory illness caused by a novel coronavirus was identified and the disease has since spread rapidly across the world causing the World Health Organization to declare the outbreak of a pandemic on March 12, 2020 (the “COVID-19 Pandemic”). As a result, people across the globe were advised to avoid non-essential travel. Steps were also taken by various countries, to restrict inbound international travel and implement closures of non-essential operations, including our integrated resorts for certain periods in 2020 to contain the spread of the virus.
Visitation to Macao decreased substantially throughout 2020 as a result of various government policies limiting travel. Travel restrictions and quarantine requirements in Macao have varied in response to changes in circumstances in other countries. Currently, other than people from low risk cities in China able to enter Macao quarantine free subject to them holding the appropriate travel documents, a negative COVID-19 test result and a green health-code, a complete ban on entry, or a need to undergo enhanced quarantine requirements depending on the person’s residency and their recent travel history, remains in place.
The China Individual Visit Scheme (“China IVS”) and tour group visas recommenced for certain regions from August 12, 2020, and were extended to all of mainland China effective September 23, 2020.
Following suspension of all gaming operations on February 5, 2020 by the Macao government, the Company’s Macao casino operations resumed on February 20, 2020, except for operations at The Londoner Macao (formerly Sands Cotai Central), which resumed on February 27, 2020. From February 20, 2020, various health safeguards were implemented by the Macao government, such as mandatory mask protection, limitation on the number of seats per table game, slot machine spacing, temperature checks, as well as a requirement to present a negative COVID-19 test certificate prior to entering casinos. On March 3, 2021, the negative COVID-19 test requirement to enter casinos was lifted. Management is currently unable to determine when the remaining measures will be eased or cease to be necessary.
Some of the Company’s Macao hotel facilities were also closed during the casino suspension in response to the drop in visitation and, with the exception of the Conrad Hotel, which reopened on June 13, 2020, these hotels were gradually reopened from February 20, 2020. In support of the Macao government’s initiatives to fight the COVID-19
Pandemic, the Company provided one tower (approximately 2,000 hotel rooms) at the Sheraton Grand Macao to the Macao government to house individuals who returned to Macao for quarantine purposes. This tower has been utilized for quarantine purposes on several occasions including from March 28 to April 30, 2020; from June 7 to August 14, 2020; from December 20, 2020 to February 6, 2021; and from February 19, 2021 to a current estimated end date of April 18, 2021.
Operating hours at restaurants across the Company’s properties are continuously being adjusted in line with movements in guest visitation. The majority of retail outlets in the Company’s various shopping malls are open with reduced operating hours. The timing and manner in which these areas will return to full operation are currently unknown.
The Hong Kong government temporarily closed the Hong Kong China Ferry Terminal in Kowloon on January 30, 2020, and the Hong Kong Macau Ferry Terminal in Hong Kong on February 4, 2020. In response, the Company suspended its Macao ferry operations between Macao and Hong Kong. The timing and manner in which the Company’s normal ferry operations will be able to resume are currently unknown.
The Company's operations have been significantly impacted by the lack of visitation to Macao. The Macao government announced total visitation from mainland China to Macao decreased 83.0% for 2020, as compared to 2019. The Macao government also announced gross gaming revenue decreased by 79.3% for 2020, as compared to 2019.
The disruptions arising from the COVID-19 Pandemic had a significant adverse impact on the Company’s financial condition, operations and cash flows during the year ended December 31, 2020. The duration and intensity of this global health emergency and related disruptions are uncertain. Given the dynamic nature of these circumstances, the impact on the Company’s consolidated results of operations, cash flows and financial condition may continue to be material in the future, but cannot be reasonably estimated at this time as it is unknown when the COVID-19 Pandemic will end, when or how quickly the current travel and operational restrictions will be modified or ceased to be necessary and the resulting impact on the Company’s business and the willingness of tourism customers to spend on travel and entertainment and business customers to spend on MICE.
While each of the Company’s properties are currently open and operating at reduced levels due to lower visitation and the implementation of required safety measures, the current economic and regulatory environment on a global basis and in Macao continues to evolve. The Company cannot predict the manner in which governments will react as the global and regional impact of the COVID-19 Pandemic changes over time, which could significantly alter the Company’s current operations.
The Company has a strong balance sheet and sufficient liquidity in place, including total cash and cash equivalents balance, excluding restricted cash and cash equivalents, of US$861 million and access to US$2.02 billion of available borrowing capacity from the 2018 SCL Revolving Facility as at December 31, 2020. On January 25, 2021, the Company entered into an agreement with lenders to increase the commitments under the 2018 SCL Credit Facility by HK$3.83 billion (approximately US$494 million at the exchange rate in effect on the date of this transaction). Subsequently, on January 29, 2021, the Company drew down US$29 million and HK$2.13 billion (approximately US$274 million at the exchange rate in effect on January 29, 2021) under this facility for general corporate purposes, resulting in a remaining available borrowing capacity of US$2.21 billion. Based on the current forecasts, the Company believes it is able to support continuing operations, complete the major construction projects that are underway and respond to the current COVID-19 Pandemic challenges. The Company has taken various mitigating measures to manage through the current environment, including a cost and capital expenditure reduction program to minimize cash outflow of non-essential items.